                                                                   EXHIBIT 10.58

                                   AMENDMENT


     This Amendment (the "Amendment") is entered into on April 24, 2000, to be
                          ---------
effective as of April 15, 2000 by the undersigned parties and amends (i) that certain Distribution Agreement (the "GO Agreement") executed on April 9, 1999,
                                     ------------
as amended on April 9, 1999, by and between drkoop.com (herein "Koop") having
                                                                ----
its principal place of business at 7000 North Mopac, Austin, Texas 78731 and Infoseek Corporation, a California corporation having its principal place of business at 1399 Moffett Park Drive, Sunnyvale, California 94089 ("Infoseek")
                                                                   --------
and (ii) that certain Distribution Agreement (the "BVIG Agreement") executed on
                                                   --------------
April 9, 1999 by Koop and the Buena Vista Internet Group, an affiliate of Infoseek ("BVIG"). Infoseek and BVIG are sometimes collectively referred to herein as "GO.com". Except as otherwise expressly provided herein, all defined
           ------
terms used in this Amendment shall have the meaning ascribed to them in the GO.com Agreements. This Amendment is entered into with reference to the following.

                                   BACKGROUND

     WHEREAS, pursuant to the GO.com Agreements, Koop has agreed to make payments to Infoseek totaling $55,751,000 during the 36 month term of each of said GO.com Agreements, in exchange for placements, advertising and guaranteed Page Views on GO Network and its affiliate sites, subject to a right of either party to terminate on 120 days notice at the end of the first 24 months of such term.

     WHEREAS, the parties have agreed to amend the GO.com Agreements as set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby expressly acknowledged, Koop and GO.com, and each of them agree as follows:

     1.   Term.  Notwithstanding anything to the contrary in the GO.com
          ----
Agreements, the term of each GO.com Agreement, unless otherwise terminated thereunder, shall expire at 12:00 p.m. on July 15, 2000. Accordingly, Section
6.1 of the GO Agreement and Section 6.1 of the BVIG Agreement are hereby deleted in their entirety.

     2.   Consideration.

          a. Upon execution of this Amendment, and in consideration of this Amendment, which Koop agrees and acknowledges benefits it, Koop shall pay to GO.com the following:

          (i) Koop shall pay to GO.com the sum of *** (the "Initial Payment") within two (2) business days of the execution of this Amendment; and

          (ii) Koop shall pay to GO.com the sum of *** payable as follows: ***.

               (Collectively, the payments specified in 2(a)(i) and 2(a)(ii) shall be referred to as the "Additional Amounts").

          b. In consideration of the payments provided for in Section 2(a) immediately above, Koop shall, upon the full and timely payment of the Initial Payment and the Additional Amounts, be released from all future payments or other accounts payable obligations to GO.com pursuant to the GO Agreement and the BVIG Agreement.

____________

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          c. In addition to the cash payments described in Section 2(a) above, and in consideration of the services to be rendered by GO.com to Koop over the next 90 days pursuant to this Amendment, within two (2) business days of the execution of this Amendment, Koop shall issue to GO.com 820,000 warrants to purchase drkoop.com common stock at an exercise price of One Dollar and twenty five cents ($1.25) per share. Such warrants shall be issued pursuant to the form of warrant agreement attached hereto as Exhibit 1, which agreement shall be executed concurrently with this Agreement. Such warrants shall be nontransferable and shall vest on July 15, 2000, provided GO.com has performed its obligations under this Amendment. In the event that GO.com fails to provide, after written notice and an opportunity to cure, the performance of the services required by this Amendment over the next ninety (90) days, such warrants shall become null and void.

          d. In addition to the foregoing, the Warrants issued to Infoseek and BVIG on April 9, 1999 (representing the right to purchase 775,000 shares in the aggregate) (the "Existing Warrants") shall be amended to provide that all such Existing Warrants issued to Infoseek and BVIG shall be immediately exercisable.
***.

          e. Upon execution of this Amendment, GO.com shall pay Koop *** in cash, such payment to be made within two (2) days of the execution of this Amendment, which represents fees owed to Koop by BVIG under the BVIG Agreement. Upon payment of said Three Hundred Thousand Dollars ***, GO.com shall be released from all further payments to Koop.

          3.   Other Agreements.

               ***.

          4.   Additional Amendments to GO Agreement.

               In consideration of the foregoing, the parties agree to the following additional modifications of the GO Agreement:

               a.   Section 1.2 is deleted in its entirety.

               b. All make good obligations and/ore refund obligations that GO.com may have to Koop as a result of under delivery of guaranteed Page Views pursuant to Section 1.2 as of the date of this Amendment are hereby deleted in their entirety.
______
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          c. Section 1.6 is deleted in its entirety; provided, however, that the definition of the term "Health Center" will remain in effect.

          d. Section 2.1 and the provisions of Appendix F are deleted and replaced by the provisions of Section 2 of this Amendment; provided, however,
                                                           --------  -------
that the following provisions of Appendix F shall not terminate: Section 7 (Net Revenues from Commerce Content transactions (as previously amended) and Section 8 (audit provisions).

          e. The following sections of Appendix A are deleted in their entirety (except as noted): B(2) (except that the first sentence of B(2) shall not be deleted), B(11), C(1) and C(2) except that the first sentence of Section c(2) shall not be deleted), C(3), C(5), D(1), D(4) (last sentence only) and D(6).

          f. The following provisions of Appendix G are deleted in their entirety (except as noted): 6.1 and 6.2. Within fifteen (15) business days of the execution of this Amendment, Koop shall cause its agreements with *** (the "Vendors") to be amended accordingly. The Vendors shall provide written confirmation of such amendments to GO.com.

          g.   Appendix H is deleted in its entirety.

     5.   Additional Amendments to BVIG Agreement
          a.   Section 1.5 is deleted in its entirety.

          b.   Section 1.6 is deleted in its entirety.

          c.   Section 2 and Appendix D are deleted in their entirety.

          d. The following provisions of Appendix A are deleted in their entirety: B(1)(b), 2(b) and (c), B(5), B(11) a-b.

          e.   Appendix E and Appendix F are deleted in their entirety.

     6.   License Rights

          During the term of this Agreement, GO.com shall continue to receive content from Koop that is comparable to the content currently provided by Koop to GO.com.


                           [SIGNATURE PAGE TO FOLLOW]


----------------------
*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INFOSEEK CORPORATION                              DRKOOP.COM, INC.

By: /s/ Laura Beauchesne                By: /s/ Donald Hackett
   ------------------------------           -------------------------
       Authorized Signature                      Authorized Signature

Print Name: Laura Beauchesne            Print Name: Donald Hackett
           ----------------------                   -----------------

Title: VP, Deputy General Counsel       Title: CEO
      ---------------------------              ----------------------

Date: April 24, 2000                    Date: April 24, 2000
      ---------------------------             -----------------------

ABC NEWS/STARWAVE PARTNERS
d/b/a ABC NEWS INTERNET VENTURES

By: /s/ Laurence Shapiro
    -----------------------------

Print Name: Laurence Shapiro
            ---------------------

Title: EVP
       --------------------------

Date: April 24, 2000
      ---------------------------

ESPN/STARWAVE PARTNERS
d/b/a ESPN INTERNET VENTURES

By: /s/ Laurence Shapiro
    -----------------------------

Print Name: Laurence Shapiro
            ---------------------

Title: EVP
       --------------------------

Date: April 24, 2000
      ---------------------------

BUENA VISTA INTERNET GROUP

By: /s/ Laurence Shapiro
    -----------------------------

Print Name: Laurence Shapiro
            ---------------------

Title: EVP
       --------------------------

Date: April 24, 2000
      ---------------------------